Acquisition of Customers	6 Months Ended
Sep. 30, 2022
Acquisition of Customers [Abstract]
ACQUISITION OF CUSTOMERS

NOTE 18 — ACQUISITION OF CUSTOMERS

Agreement with the Reachnet Cable Services Private Limited

The Group has acquired approximately 1.8 million subscriber connections from a licensed streaming company (Reachnet), through the Agreements dated June 21, 2019 and December 6, 2019, and the income entitlement rights from April 1, 2019, for a consideration of approximately $59 million. This amount is payable on mutually agreed dates upon submission of an independent consultant’s report. On March 26, 2020, the arrangement was consummated when pre-conditions were waived by mutual consent. The net surplus remaining with the Company is approximately $36 million as of March 31, 2021 ($ 18 million as of March 31, 2020). Based upon the terms of customer acquisition contract, the revenue arising therefrom is recognized as “Other Income”.

The Group is free to appoint any licensed service provider for provision of streaming services. There is no binding or lock-in arrangement for providing streaming services to subscribers through Reachnet. The agreement contemplates only acquisition of subscriber base and is not an agreement to acquire or purchase the business of Reachnet. The Group has ensured adequate safeguard to secure acquired customer contracts through non-compete clause and non-solicitation of subscribers clause. All non-streaming services offered by the Group will not be on a cost sharing basis with Reachnet and will be dealt with (including issuing invoice) directly by the Group.

Refer to Note 20 on modification of the Reachnet Agreement.